Exhibit 10.2


                                JOINDER AGREEMENT
                                -----------------


     JOINDER TO LOAN DOCUMENTS ("JOINDER") DATED THIS 14TH DAY OF JULY, 2006 BY AND AMONG CompuDyne Corporation, A NEVADA CORPORATION, CompuDyne-Public Safety & Justice, INC., A VIRGINIA CORPORATION, Norment Security Group, INC., A DELAWARE CORPORATION, Norshield Corporation, AN ALABAMA CORPORATION, Fiber Sensys, LLC, A DELAWARE LIMITED LIABILITY COMPANY; CompuDyne-Integrated Electronics Division, LLC, A DELAWARE LIMITED LIABILITY COMPANY ("CIED"), CorrLogic, LLC, A DELAWARE LIMITED LIABILITY COMPANY AND Xanalys Corporation, A DELAWARE CORPORATION (COLLECTIVELY, THE "EXISTING BORROWERS"), Signami DCS, LLC, A DELAWARE LIMITED LIABILITY COMPANY, ("NEW BORROWER") AND COLLECTIVELY WITH EXISTING BORROWERS ("BORROWER" OR "BORROWERS"), AND PNC Bank, National Association, AS AGENT FOR THE LENDERS (IN ITS CAPACITY AS AGENT, THE "AGENT"), AND EACH OF THE FINANCIAL INSTITUTIONS LISTED ON THE SIGNATURE PAGES HERETO IN ITS CAPACITY AS A LENDER (EACH INDIVIDUALLY, A "LENDER" AND COLLECTIVELY "LENDERS").


                                   BACKGROUND
                                   ----------

          A. Existing Borrowers, Agent and Lenders are parties to that certain Second Amended and Restated Revolving Credit and Security Agreement, dated December 19, 2005 ("Loan Agreement"), and related agreements, instruments and documents (all of the foregoing collectively, "Loan Documents"), pursuant to which Lenders established for the benefit of Existing Borrowers a revolving credit facility in a maximum aggregate principal amount of $20,000,000, consisting of Revolving Loans and Letters of Credit. Capitalized terms used but not defined herein shall have the meanings given to such terms in, or by reference in, the Loan Agreement.

          B. New Borrower is a newly formed wholly owned Subsidiary of CIED. Borrowers have requested that Agent and Lenders enter into this Joinder so that New Borrower may be a party to the Loan Agreement and be permitted thereunder to acquire certain assets of Signami, LLC through an asset purchase pursuant to that certain Asset Purchase Agreement ("Asset Purchase Agreement") by and among CompuDyne, New Borrower, Bert Jones, Gary Kenworthy and Apple Oak Farms dated on or about July 14, 2006.

          C. Lenders have consented to New Borrower becoming a party to the Loan Agreement, subject to the terms and conditions hereof.

                              TERMS AND CONDITIONS
                              --------------------

     NOW THEREFORE, with the foregoing Background deemed incorporated by reference herein and made part hereof and for good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, the parties hereto, intending to be legally bound, promise and agree as follows:

     1.   JOINDER
          -------

               (a) New Borrower hereby joins in, assumes, adopts and becomes a Borrower under the Loans and under the Loan Documents, expressly including without limitation the Loan Agreement.

               (b) (i) The term "Borrowers" under the Loan Agreement, and all other Loan Documents shall therefore hereinafter, for all purposes, refer to and include New Borrower (as if it were an original signatory thereto).

                    (ii) Without limiting the generality of the provisions of subparagraph b(i) above, (i) New Borrower is thereby liable, on a joint and several basis, along with Existing Borrowers for all existing and future Advances and other liabilities and obligations incurred at any time by any one or more Borrowers under the Loan Documents, as amended hereby or as may be hereafter amended, modified or replaced, (ii) assigns and grants to Agent for the benefit of Lenders, as security for the payment of all Obligations and performances of all covenants and undertakings in the Loan Documents, a continuing first lien on and security interest in all of the items and types of Collateral of such New Borrower as more fully described in the Loan Agreement; and (iii) agrees to execute and deliver to Agent any agreements, instruments, or other documents reasonably required by Agent to evidence, perfect or protect Lenders' Liens on and security interest in the Collateral, including, without limitation, UCC-1 financing statements for filing in all jurisdictions where Agent may deem appropriate.

               (c) The Allonge to Revolving Credit Note executed by Borrowers hereunder in the form of Exhibit A hereto shall amend that certain Amended and Restated Revolving Credit Note issued by Existing Borrowers in favor of Lender dated as of December 19, 2005.

     2.   FURTHER ASSURANCES
          ------------------

     Borrowers hereby agree to take all such actions and to execute and/or deliver to Agent or Lenders all such documents, assignments, financing statements and other documents, as Agent may reasonably require from time to time, to effectuate and implement the purposes of this Joinder.

     3.   CONFIRMATION OF COLLATERAL
          --------------------------

     All Borrowers hereby confirm that all security interests at any time granted by them to Agent for the ratable benefit of Lenders continue in full force and effect and secure and shall continue to secure the liabilities and Obligations of Borrowers and that all assets subject thereto remain free and clear of any liens or encumbrances other than those in favor of Agent for the ratable benefit of Lenders or as specifically set forth in the Loan Agreement and exhibits thereto.

     4.   REPRESENTATIONS AND WARRANTIES
          ------------------------------

          (a) Existing Borrowers hereby reaffirm (and New Borrower hereby asserts) all representations and warranties made to Agent and Lenders under the Loan Agreement and all of the other Loan Documents and confirms that all are true and correct as of the date hereof. Each Borrower further represents and warrants that each has the authority and legal right to execute, deliver and carry out the terms of this Joinder, that such actions were duly authorized by all necessary corporate or company action on the part of each and that the officers or managers executing this Joinder on its behalf were similarly authorized and empowered, and that this Joinder does not contravene any provisions of its articles of incorporation or certificate of formation, or its by-laws or operating agreement, or of any contract or agreement to which is a party or by which any of its properties is bound. Existing Borrowers hereby reaffirm and New Borrower hereby assumes and accepts all of the covenants contained in the Loan Agreement and covenant to abide thereby until all of the Advances and other liabilities and Obligations of Borrowers to Agent and Lenders, of whatever nature and whenever incurred, are satisfied and/or released by Agent and Lenders.

          (b) Existing Borrowers and New Borrower have delivered to Agent true and correct copies of the Asset Purchase Agreement and documents executed in connection therewith, which are (i) in full force and effect and have not been modified in any way, and (ii) constitute the valid and binding obligation of the parties thereto, enforceable in accordance with their respective terms except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium and similar laws affecting the enforcement of creditor's rights generally and by general equitable principles.

     5.   INTERRELATED OPERATIONS
          -----------------------

          THE BUSINESS OPERATIONS OF EXISTING BORROWERS AND NEW BORROWER ARE INTERRELATED AND COMPLEMENT ONE ANOTHER, AND SUCH COMPANIES HAVE A COMMON BUSINESS PURPOSE. TO PERMIT THEIR UNINTERRUPTED AND CONTINUOUS OPERATIONS, SUCH COMPANIES NOW REQUIRE AND WILL FROM TIME TO TIME HEREAFTER REQUIRE FUNDS FOR WORKING CAPITAL AND OTHER GENERAL BUSINESS PURPOSES. THE MAKING OF ADVANCES UNDER THE LOAN AGREEMENT WILL DIRECTLY OR INDIRECTLY BENEFIT EACH COMPANY HEREUNDER SEVERALLY, AND BOTH OF THEM JOINTLY, REGARDLESS OF WHICH ENTITY HEREUNDER RECEIVES PART OR ALL OF THE PROCEEDS OF ANY PARTICULAR ADVANCE.


     6.   CONDITIONS PRECEDENT
          --------------------

     The obligation of Agent and Lenders to enter into this Joinder are subject to, and this Joinder shall become effective upon ("Effective Date"), the following conditions having been satisfied in full to the satisfaction of Agent:

          (a) Existing Borrowers and New Borrower shall have delivered to Agent on behalf of Lenders the following documents (all to be in form and substance acceptable in all respects to Agent):

               (i) this Joinder properly executed by Existing Borrowers and New Borrower; and

               (ii) the Allonge to Revolving Credit Note, properly executed by Existing Borrowers and New Borrower;

          (b) no Event of Default under the Loan Agreement shall have occurred or is existing.

     7.   PAYMENT OF EXPENSES
          -------------------

     Borrowers shall pay or reimburse Agent and/or Lenders for reasonable attorneys' fees and expenses in connection with the preparation, negotiation and execution of this Joinder and the documents provided for herein or related hereto.

     8.   REAFFIRMATION OF EXISTING AGREEMENT
          -----------------------------------

     Except as modified by the terms hereof, all of the terms and conditions of the Loan Agreement, as previously amended, and all other of the Loan Documents are hereby reaffirmed and shall continue in full force and effect as therein written.

     9.   EFFECTIVE DATE
          --------------

     This Joinder shall have effect as of its date.



                                   * * * * * *

     IN WITNESS WHEREOF, the parties have caused this Joinder to be executed and delivered by their duly authorized officers as of the date first above written.


EXISTING BORROWERS:                COMPUDYNE CORPORATION
------------------

                                   By:
                                      ------------------------------------------
                                   Name:
                                        ----------------------------------------
                                   Title:
                                         ---------------------------------------


                                   COMPUDYNE-PUBLIC SAFETY & JUSTICE, INC.


                                   By:
                                      ------------------------------------------
                                   Name:
                                        ----------------------------------------
                                   Title:
                                         ---------------------------------------


                                   NORMENT SECURITY GROUP, INC.


                                   By:
                                      ------------------------------------------
                                   Name:
                                        ----------------------------------------
                                   Title:
                                         ---------------------------------------


                                   NORSHIELD CORPORATION


                                   By:
                                      ------------------------------------------
                                   Name:
                                        ----------------------------------------
                                   Title:
                                         ---------------------------------------


                                   FIBER SENSYS, LLC


                                   By:
                                      ------------------------------------------
                                   Name:
                                        ----------------------------------------
                                   Title:
                                         ---------------------------------------

                                   COMPUDYNE-INTEGRATED
                                    ELECTRONICS DIVISION, LLC


                                   By:
                                      ------------------------------------------
                                   Name:
                                        ----------------------------------------

                                   Title:
                                         ---------------------------------------


                                   CORRLOGIC, LLC


                                   By:
                                      ------------------------------------------
                                   Name:
                                        ----------------------------------------
                                   Title:
                                         ---------------------------------------


                                   XANALYS CORPORATION


                                   By:
                                      ------------------------------------------
                                   Name:
                                        ----------------------------------------
                                   Title:
                                         ---------------------------------------